Ivy Funds

Supplement dated November 25, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

and as supplemented October 3, 2013 and November 21, 2013

Closure of Class B Shares for Purchase by New and Existing Investors

Effective January 1, 2014, the Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds.

Changes to Maximum Account Fee

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed at the close of business on December 10, 2013, and on the second Tuesday of December each year thereafter. The Funds’ Class B shares will not be subject to the $20 fee assessed to Fund accounts with less than $750.

Automatic Investment Service Accounts

Effective January 1, 2014, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add an AIS to an account will increase to $50 from $25.

The following replaces the last listed position of the “Other Directorships Held During Past 5 Years” column for Jarold W. Boettcher, CFA, Joseph Harroz, Jr. and Eleanor B. Schwartz on pages 51 through 53 of the Ivy Funds SAI:

Trustee of Advisors Fund Complex (52 portfolios overseen)

The following replaces the second listed position of the “Other Directorships Held” column for Henry J. Herrmann on page 54 of the Ivy Funds SAI:

Trustee of each of the funds in the Advisors Fund Complex (52 portfolios overseen)

The following is added as a new subheading and bullet point following the “Class A and Class E shares may be purchased at NAV through:” bulleted list under the “Purchase, Redemption and Pricing of Shares – Sales Charge Waivers for Certain Transactions” section on page 129 of the Ivy Funds SAI:

Class E shares may be purchased at NAV through:

■

Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Supplement	Statement of Additional Information	1